UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 17, 2020

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1331 Gemini Street Suite 250 Houston, Texas 77058
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VTNR	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As described in greater below in Item 5.02, which information is incorporated into this Item 3.02 by reference, effective on June 19, 2020, the Board of Directors (the “Board”) and Compensation Committee of the Board of Vertex Energy, Inc. (“we”, “us” or the “Company”) granted options to purchase an aggregate of 681,038 shares of the Company’s common stock to three officers and one employee of the Company, in consideration for services rendered.

To the extent such grants are deemed to be “sold or offered” (and not issued under a no-sale theory), we claim an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), for such grants, since the foregoing grants did not involve a public offering, the recipients were (a) “accredited investors”; and/or (b) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act, the recipients acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing grants and we paid no underwriting discounts or commissions. The securities are subject to transfer restrictions, and the certificates evidencing the securities contain/will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Stockholder Approval of the Vertex Energy, Inc. 2019 Equity Incentive Plan and 2020 Equity Incentive Plan

On June 17, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, the stockholders of the Company approved and ratified the Company’s 2019 Equity Incentive Plan and 2020 Equity Incentive Plan in accordance with the voting results set forth below under Item 5.07.

The material terms of the 2019 Equity Incentive Plan and 2020 Equity Incentive Plan (collectively, the “Plans”) were both described in the Company’s Proxy (defined below in Item 5.07) under the captions “Proposal 2. Ratification of the Company’s 2019 Equity Incentive Plan” and “Proposal 3. Approval of the Company’s 2020 Equity Incentive Plan”. The Plans provide an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board of Directors (or the Compensation Committee) may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board of Directors (or the Compensation Committee) in its discretion shall deem relevant. Incentive stock options granted under the Plans are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified (non-statutory stock options) granted under the Plans are not intended to qualify as incentive stock options under the Code.

The above description of the 2019 Equity Incentive Plan and 2020 Equity Incentive Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2019 Equity Incentive Plan and 2020 Equity Incentive Plan, which are attached as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated by reference into this Item 5.02.

Effective on June 19, 2020, the Board of Directors and Compensation Committee of the Board of Directors of the Company approved the grant of incentive stock options to purchase an aggregate of 681,038 shares of the Company’s common stock to three officers and one employee of the Company, in consideration for services rendered, including Benjamin P. Cowart, the President and Chief Executive Officer of the Company (options to purchase 269,153 shares); Chris Carlson, the Chief Financial Officer and Secretary of the Company (options to purchase 214,446 shares); and John Strickland, the Chief Operating Officer of the Company (options to purchase 187,439 shares)(collectively, the “Options”).

The Options were granted under the Company’s 2019 Equity Incentive Plan and the Options (other than Mr. Cowart’s Options) had a term of ten years; provided that Mr. Cowart’s Options had a term of five years, subject in all cases to the terms and conditions of the 2019 Equity Incentive Plan and the award agreements, and each officer’s or employee’s continued service with the Company.  The Options vest to each individual at the rate of 1/4th of such Options per year on each of June 19, 2021, 2022, 2023 and 2024.  The Options (other than Mr. Cowart’s) had an exercise price of $0.78 per share, the mean between the highest and lowest quoted selling prices of the Company’s common stock on the NASDAQ Capital market on the last trading day prior to the effective date of the grant of the Options (the “Market Price”); provided that Mr. Cowart’s Options had an exercise price of $0.86 per share, representing 110% of the Market Price.

The description of the Options above is qualified in its entirety by the terms of the Option Agreements evidencing each grant, a form of which is incorporated by reference herein as Exhibit 10.3, the terms of which are incorporated by reference in this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders of Vertex Energy, Inc. (the “Company”, “we” and “us”) was held on June 17, 2020 (the “Meeting”). At the Meeting, an aggregate of 23,696,679 voting shares, or 43.6% of our 54,394,702 total outstanding voting shares (including shares of our common stock, Series A Convertible Preferred Stock, Series B Preferred Stock and Series B1 Preferred Stock, which vote together as a single class) as of April 27, 2020, the record date for the Meeting (the “Record Date”), were present at or were voted at the Meeting, constituting a quorum (over 33 1/3% of our outstanding voting shares). The following proposals were voted on at the Meeting (as described in greater detail in the Company’s Definitive Schedule 14A Proxy Statement filed with the Securities and Exchange Commission on April 29, 2020, and first sent to stockholders on April 30, 2020, the “Proxy”), with the results of such voting as follows:

Proposal
		For	Against
1)

The election of six (6) Directors to the Company’s Board of Directors, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal:

	a) Benjamin P. Cowart	23,632,410	64,269
	b) Dan Borgen	21,499,556	2,197,123
	c) David Phillips	21,499,556	2,197,123
	d) Christopher Stratton	21,408,570	2,288,109
	e) Timothy Harvey	23,610,699	85,980
	f) James P. Gregory	23,574,031	122,648

		For	Against	Abstain
2)	To ratify of Company’s 2019 Equity Incentive Plan	19,647,743	3,787,397	261,539

		For	Against	Abstain
3)	To approve the Company’s 2020 Equity Incentive Plan	19,541,113	3,894,955	260,611

		For	Against	Abstain
4)	To ratify the appointment of Ham, Longston & Brezina, L.L.P., as the Company’s independent auditors for the fiscal year ending December 31, 2020	23,513,664	53,540	129,475

As such, each of the six (6) director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in its proxy statement), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal, and Proposals 2, 3 and 4 were separately approved and ratified by the affirmative vote of a majority of the votes cast on each proposal. There were no broker non-votes cast at the Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Vertex Energy, Inc. 2019 Equity Incentive Plan (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 1, 2019, and incorporated herein by reference)(File No. 001-11476)
10.2*	Vertex Energy, Inc. 2020 Equity Incentive Plan
10.3*	Form of 2019 Equity Incentive Plan Stock Option Agreement

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: June 22, 2020	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Vertex Energy, Inc. 2019 Equity Incentive Plan (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 1, 2019, and incorporated herein by reference)(File No. 001-11476)
10.2*	Vertex Energy, Inc. 2020 Equity Incentive Plan
10.3*	Form of 2019 Equity Incentive Plan Stock Option Agreement

* Filed herewith.